UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

January 30, 1998

                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                0-24776                Not Applicable
(State of              (Commission            (IRS Employer
Organization)           File Number)         Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807

(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302)
888-3176



Former name, former address and former fiscal year, if changed since last report: SRFG, Inc. was formerly known as Sears
Receivables Financing Group, Inc.

Item 5.     Other Events

On January 30, 1998, SRFG, Inc. (the "Seller") and The First National Bank of Chicago, as Trustee (the "Trustee") of the Sears Credit Account Master Trust II (the "Trust") entered into an Assignment of Additional Funds (the "Assignment") pursuant to which the Seller agreed to add to the Trust certain recoveries it receives with respect to receivables owned by it that have been previously charged off as uncollectible. A copy of the Assignment is attached hereto as Exhibit 4.1.

Item 7.     Financial Statements and Exhibits

Exhibit No.      Exhibits
-----------     ----------
Exhibit 4.1     Assignment of Additional Funds between the Seller
                and the Trustee, dated as of January 30, 1998.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Sears Credit Account Master Trust II
                                          (Registrant)


                        By:   SRFG, Inc.
                             (Originator of the Trust)



                        By:  ______________________________
                              George F. Slook
                              President


Date: January 30, 1998


                                 EXHIBIT INDEX

Exhibit No.      Exhibits
-----------     ----------
Exhibit 4.1     Assignment of Additional Funds between the Seller
                and the Trustee, dated as of January 0, 1998.